EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration
Statement No. 33-64215 and Amendment No. 1 thereto of Sears
Roebuck Acceptance Corp. on Form S-3 of our report dated
January 19, 1996, appearing in this Annual Report on Form 10-K of
Sears Roebuck Acceptance Corp. for the year ended
December 31, 1995.



DELOITTE & TOUCHE LLP
Philadelphia, Pennsylvania
March 27, 1996